UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 17, 2002


                          HOMETOWN AUTO RETAILERS, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                  000-24669              06-1501703
(State or other jurisdiction of   (Commission File  (IRS Employer Identification
         incorporation)                Number)                  No.)


                              774 Straits Turnpike
                               Watertown, CT 06795
               (Address Of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code (860) 945-4900


                                       N/A
          (Former name or former address, if changed since last report)

Item 5: Other Events

      On April 17, 2002, Hometown Auto Retailers Inc. issued the press release attached hereto as Exhibit 99.1.


Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibit
          Number                   Description
          ------                   -----------

          99.1                     Press Release, dated April 17, 2002.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Hometown Auto Retailers, Inc.

                                       By:   /s/ Corey Shaker
                                          -------------------------------------
                                             Corey Shaker, President and Chief
                                             Executive Officer


Dated:  April 22, 2002